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                                                                      EXHIBIT 99


                               WELCOME TO THE 2002
                         ANNUAL MEETING OF SHAREHOLDERS


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                                ALLEGAN, MICHIGAN
                                OCTOBER 29, 2002

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                                 THE STORE BRAND
                                  MARKET LEADER



                                     [PHOTO]



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FINANCIAL PERFORMANCE

                                      SALES


                               [PERFORMANCE GRAPH]


($ millions)        2000                2001                  2002

Sales               $727                $766                  $826


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FINANCIAL PERFORMANCE

                                   NET INCOME


                               [PERFORMANCE GRAPH]


($ millions)          2000                 2001                   2002

Income
  Operating          $19.3                $40.5                  $48.9
  Reported           $19.3                $27.7                  $50.2


                                                                  [PERRIGO LOGO]

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FINANCIAL PERFORMANCE

                               EARNINGS PER SHARE


                               [PERFORMANCE GRAPH]


                      2000                 2001                   2002

EPS
  Operating          $0.26                $0.55                  $0.65
  Reported           $0.26                $0.37                  $0.67


                                                                  [PERRIGO LOGO]

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EXECUTING KEY STRATEGIES


       - QUALITY

         - CUSTOMER SERVICE

           - LOW COST OPERATOR

             - INNOVATION



                                                                  [PERRIGO LOGO]
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EXECUTING KEY STRATEGIES


       - QUALITY

         - CUSTOMER SERVICE

           - LOW COST OPERATOR

             - INNOVATION

               - GROWTH



                                                                  [PERRIGO LOGO]
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FIRST QUARTER NET SALES


                                     [GRAPH]


($ millions)        2001                2002                  2003

                    $192                $217                  $213



                                                                  [PERRIGO LOGO]
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FIRST QUARTER NET INCOME


                                     [GRAPH]


($ millions)        2001                2002                  2003

Income
   Operating       $10.5               $13.1                 $18.0
   Reported        $10.5               $13.1                 $20.0



                                                                  [PERRIGO LOGO]
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FIRST QUARTER EARNINGS PER SHARE


                                     [GRAPH]


                    2001                2002                  2003

EPS
   Operating       $0.14               $0.17                 $0.25
   Reported        $0.14               $0.17                 $0.28



                                                                  [PERRIGO LOGO]
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LONG-TERM STRATEGIC FINANCIAL GOALS



   -   Sales growth                          10%

   -   Operating margin growth              >10%

   -   Working capital (less cash)
       as percent of sales                  <18%

   -   Return on assets                 8 -  10%



                                                                  [PERRIGO LOGO]
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CORPORATE GOVERNANCE

   -    Lean operating philosophy

   -    Highly ethical culture

   -    Strong Board of Directors

   -    Committed to compliance with Securities laws and regulations



                                                                  [PERRIGO LOGO]
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CORPORATE GOVERNANCE


-  New Corporate Governance Guidelines

   - Board independence
   - Board committee independence
   - Board/Executive stock ownership
   - Board competency
   - Board turnover

-  Perrigo Company Code of Conduct



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                               Delivering Quality
                         Pharmaceutical and Nutritional
                                    Products